FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) October 22, 2003

             (Exact name of registrant as specified in its charter)

                           Flexsteel Industries, Inc.

                           --------------------------


(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

          Minnesota                   0-5151                 42-0442319



         Registrant's telephone number, including area code 563-556-7730


         Item 5.    Other Events

         On October 22, 2003, Flexsteel Industries, Inc. Provides First Quarter Information. See the Press Release attached hereto and incorporated herein for further information.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Flexsteel Industries, Inc.


                                            (Registrant)



Date:    October 22, 2003            By:  /s/  R. J. Klosterman
                                        -----------------------
                                            R. J. Klosterman
                                        Financial Vice President &
                                        Principal Financial Officer